UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

PRIMO WATER CORPORATION
(Name of Registrant as Specified In Its Charter)

LEGION PARTNERS HOLDINGS, LLC

LEGION PARTNERS, L.P. I

LEGION PARTNERS, L.P. II

LEGION PARTNERS, LLC

LEGION PARTNERS ASSET MANAGEMENT, LLC

CHRISTOPHER S. KIPER

RAYMOND T. WHITE

TIMOTHY P. HASARA

HENRIK JELERT

DEREK R. LEWIS

LORI T. MARCUS

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Legion Partners Holdings, LLC, a Delaware limited liability company (“Legion Partners Holdings”), together with the other participants named herein (collectively, “Legion”), has filed a definitive proxy statement and accompanying WHITE proxy card with the Securities and Exchange Commission to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2023 annual and special meeting of shareowners (the “Annual and Special Meeting”) of Primo Water Corporation, a corporation continued under the laws of the Province of Ontario (the “Company”).

On April 5, 2023, Legion issued an investor presentation titled “Primo Water Corporation”, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.